Deconsolidation	12 Months Ended
Dec. 31, 2014
Deconsolidation [Abstract]
Deconsolidation

17. Deconsolidation

Tianbo previously was a 51% equity-owned consolidated subsidiary of the Group with the board resolution requiring more than 50% board members to approve. In December 2014, the Group sold 1% equity interest of Tianbo to the minority shareholder of Tianbo. After the disposition, although the Group still has the majority of board seats, all the resolutions should be unanimously approved by all of the board members. Therefore, the Group lost control of Tianbo because of such substantive participating rights that have been provided to minority shareholders. As the Group has significant influence over financial and operating decision-making after deconsolidation, the Group accounts for the retained 50% equity interests by using the equity method of accounting. The retained investment was remeasured at fair value of RMB13.1 million (US$2.1 million) on the date the Group lost control of Tianbo. The gain on deconsolidation of RMB6.2 million (US$1.0 million) was calculated as the difference between: a) the aggregate of (1) the cash consideration of RMB0.2 million, (2) the fair value of the retained 50% equity interests of RMB13.1 million, (3) the carrying amount of noncontrolling interest in the former subsidiary of RMB2.9 million, and b) the carrying amount of Tianbo’s net assets of RMB10.0 million. The fair value of the retained investment was estimated by management after considering an independent appraisal performed by a reputable appraisal firm.